Annual Fund Operating Expenses - Lincoln iShares Fixed Income Allocation Fund - Standard Class	May 01, 2021
Operating Expenses:
Management Fee	0.25%
Distribution and/or Service (12b-1) fees	none
Other Expenses	50.50%
Acquired Fund Fees and Expenses (AFFE)	0.09%
Total Annual Fund Operating Expenses	50.84%	[1]
Less Expense Reimbursement	50.60%	[2]
Total Annual Fund Operating Expenses (After Fee Waiver)	0.24%

[1]	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include AFFE.
[2]	Lincoln Investment Advisors Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.20% of the Fund's average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding “AFFE”) exceed 0.15% of the Funds average daily net assets for the Standard Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2022 and cannot be terminated before that date without the mutual agreement of the Fund's Board of Trustees and the Adviser.